                         SCHEDULE 14A INFORMATION

             Proxy Statement Pursuant to Section 14(a) of the
                      Securities Exchange Act of 1934

     Filed by the Registrant                      [ X ]

     Filed by a Party other than the Registrant   [   ]

     Check the appropriate box:

     [   ]     Preliminary Proxy Statement

     [   ]     Confidential, for Use of the Commission Only (as
               permitted by Rule 14a-6(e)(2))

     [ X ]     Definitive Proxy Statement

     [   ]     Definitive Additional Materials

     [   ]     Soliciting Material Pursuant to / / 240.14a-11(c) or
               / / 240.14a-12

                          VERSUS TECHNOLOGY, INC.

              (Name of Registrant as Specified In Its Charter)

                                   --

                 (Name of Person(s) Filing Proxy Statement
                       if other than the Registrant)

     Payment of Filing Fee (Check the appropriate box):

     [ X ]     No fee required.

     [   ]     Fee computed on table below per Exchange Act Rules
               14a-6(i)(4) and 0-11

               1) Title of each class of securities to which transaction applies:

                    _______________________________________________________

               2) Aggregate number of securities to which transaction applies:

                   _______________________________________________________

               3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

                   _______________________________________________________

               4)  Proposed maximum aggregate value of transaction:

                   _______________________________________________________

               5)  Total fee paid:

                   _______________________________________________________

          [   ]    Fee paid previously with preliminary materials

          [   ]    Check box if any part of the fee is offset as provided
                   by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.
                   Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

               1)  Amount Previously Paid:

                   _______________________________________________________

               2)  Form, Schedule or Registration Statement No.:


                   _______________________________________________________

               3)  Filing Party:


                   _______________________________________________________

               4)  Date Filed:


                   _______________________________________________________

                     VERSUS TECHNOLOGY, INC.
                     A Delaware Corporation

            NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                    to be held on May 9, 1997



TO THE STOCKHOLDERS OF VERSUS TECHNOLOGY, INC.

     The Annual Meeting of the Stockholders of VERSUS TECHNOLOGY, INC. (the "Company") will be held at the corporate headquarters of the Company, 2600 Miller Creek Road, Traverse City, Michigan 49684, on Friday, May 9, 1997 at 10:00 a.m. for the following purposes:

     (1) To elect three (3) directors of the Company to serve until the next succeeding Annual Meeting of Stockholders and until their successors have been elected and have qualified.

     (2) To transact such other business as may properly come before the meeting or any adjournments.

     Only stockholders of record at the close of business on the 25th day of March, 1997, are entitled to notice of and to vote at this meeting.



The Company's 1996 Annual Report to Stockholders is enclosed.

  PLEASE COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY
  IN THE ENCLOSED ENVELOPE.  NO POSTAGE IS REQUIRED.





                              By order of the Board of Directors
                              Andrea Beadle, Secretary


April 2, 1997

                            VERSUS TECHNOLOGY, INC.

                            Corporate Headquarters:

                            2600 Miller Creek Road
                         Traverse City, Michigan  49684
                       Telephone Number:  (616) 946-5868

                                PROXY STATEMENT

General

     This Proxy Statement is furnished to the Stockholders of Versus Technology, Inc. ("Versus" or the "Company") in connection with the solicitation of proxies by order of the Board of Directors of the Company for the Annual Meeting of Stockholders to be held on May 9, 1997 at 10:00 A.M., Eastern Daylight Time, at the corporate headquarters of the Company, 2600 Miller Creek Road, Traverse City, Michigan 49684, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders.

     The approximate date on which this Proxy Statement, the enclosed Proxy and the Company's 1996 Annual Report to Stockholders will be first sent or given to Stockholders is April 2, 1997.

     The enclosed Proxy is being solicited on behalf of the Board of Directors of the Company and all costs of solicitation will be borne by the Company. Such costs include preparation, printing and mailing of the Notice of Annual Meeting of Stockholders, Form of Proxy, Proxy Statement and Annual Report on Form 10-KSB, which are herein enclosed. The solicitation will be conducted principally by mail, although directors, officers and regular employees of the Company may solicit proxies personally or by telephone or facsimile. Such persons will not receive special compensation for such services. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries for proxy material to be sent to their principals, and the Company will reimburse such persons for their reasonable expenses in so doing.

     You are requested to mark, sign and complete the accompanying Proxy and return it in the envelope provided. Proxies in such form, if duly signed and received in time for the voting, will be voted in accordance with the directions of each Stockholder. The proxy holders identified on the proxy have been selected by the Board of Directors. The proxy holders shall have the discretionary authority to vote for the election of Directors and distribute such votes among the nominees standing for election (except as otherwise instructed by a stockholder in the accompanying Proxy) and on any other matters that may properly come before the Annual Meeting of Stockholders.

     If the enclosed Proxy is executed and returned, it may, nevertheless, be revoked at any time before it has been exercised upon written notice to the Secretary of the Company. The proxy shall also be deemed revoked if a Stockholder is present at the Meeting and elects to vote in person.

     Each holder of the Company's common stock, par value $.01 (the "Common

Stock") at the close of business on March 25, 1997 (the "Record Date") is entitled to one vote per share on each matter that comes before the meeting. With respect to each matter to be voted upon, a vote of a majority of the number of shares voting is required for approval or election. Abstentions will be counted as votes cast, but proxies submitted by brokers with a "not voted" direction will not be counted as votes cast with respect to each matter to be voted upon where such instruction is given.

     At the close of business on March 25, 1997, there were outstanding 38,168,674 shares of Common Stock, the only class of stock outstanding.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                 AND MANAGEMENT


Security Ownership of Certain Beneficial Owners

     The following table sets forth information as to the Common Stock beneficially owned (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended) by any person who, as of March 25, 1997 to the knowledge of the Board of Directors of the Company, owned beneficially more than 5% of the outstanding Common Stock of the Company, the only class authorized:



Name & Address of                  Amount and Nature         Percentage of
Beneficial Owner                   of Beneficial Ownership   Class Outstanding
-----------------                  -----------------------   -----------------
Gary T. Gaisser                         5,985,123  (1)            15.6%
c/o Versus Technology, Inc.
2600 Miller Creek Road
Traverse City, MI  49684

Anthony Low-Beer                        5,254,000  (2)            13.8%
c/o Mitchell Securities
100 Park Avenue
New York, NY  10017

Merrill Lynch & Co. Inc. and            4,500,000  (3)            11.8%
Merrill Lynch Group, Inc.
250 Vesey Street
World Financial Center North Tower
New York, NY  10281-1334

Princeton Services, Inc.,
Fund Asset Management, L.P. and
Merrill Lynch Special Value Fund, Inc.
800 Scudders Mill Road
Plainsboro, New Jersey  08536

William Harris Investors                   3,025,000  (4)            7.9%
2 North LaSalle Street, Suite 400
Chicago, IL 60602

____________________________

(1) This total includes 250,000 shares that became acquirable by Mr. Gaisser on December 4, 1996 upon exercise of an outstanding option issued by the Company. See "Executive Compensation" and "Certain Relationships and Related Transactions" below.

(2) As reported on Schedule 13D filed March 21, 1997. Of these shares, 2,339,000 are held in managed accounts over which Mr. Low-Beer shares dispositive power.

(3) As reported on Schedule 13G filed September 4, 1996. Merrill Lynch & Co., Inc., Merrill Lynch Group, Inc., Princeton Services, Inc., Fund Asset Management, L.P. and Merrill Lynch Special Value Fund, Inc. each claimed shared voting power and shared dispositive power with respect to 4,500,000 shares. Each of such entities declaimed beneficial ownership of such shares. Merrill Lynch Special Value Fund, Inc. is the record owner of these shares.

(4) As reported on Schedule 13G filed February 3, 1997, as adjusted for a subsequent acquisition.

Security Ownership of Management

     The following table sets forth as of March 25, 1997 the beneficial ownership of the Company's Common Stock by all directors, nominees and named executive officers of and by all the Directors, nominees and executive officers of the Company as a group:

                                                 Approximate Number
                          Position(s) with the   of Common Shares
Name of Beneficial Owner  Company  (1)           Beneficially Owned (1)   Percent of Class
------------------------  --------------------   ----------------------   ----------------
Gary T. Gaisser           President,                5,985,123 (2)           15.6%
                          Chief Executive
                          Officer & Director

Julian C. Schroeder       Director                  1,848,969 (3)            4.8%

Elliot G. Eisenberg       Director                  1,615,728 (4)            4.2%

All executive officers                              9,563,180 (5)           23.9%
and directors as a
group (6 persons)

---------------------------

(1) Each director has sole voting and investment power as to all shares reflected as beneficially owned by him, except as otherwise noted. Messrs. Gaisser, Eisenberg and Schroeder are all of the Company's present directors.

(2) This total includes 250,000 shares that became acquirable by Mr. Gaisser on December 4, 1996 upon exercise of an outstanding option issued by the Company. See "Executive Compensation" and "Certain Relationships and Related Transactions" below.

(3) This total includes 50,000 shares currently acquirable under the terms of the warrants issued by the Company to Mr. Schroeder and warrants to purchase an aggregate of 1,493,969 shares issued to an affiliate of BDS Securities, L.L.C., of which Mr. Schroeder is the President.

(4) As reported on Schedule 13D filed on October 10, 1995 as adjusted. Of these shares, 100,000 may be acquired upon the exercise of warrants held.

(5) This total includes 1,893,969 shares acquirable under outstanding warrants and options.
                                                3

                              ELECTION OF DIRECTORS

General

     The By-Laws of the Company provide that the Board of Directors consist of one or more Directors. The stockholders are being asked to elect three directors, who will comprise the entire Board of Directors of the Company, to serve for the ensuing year and until their successors are duly elected and qualified. The nominees are all current members of the Board of Directors. In the event that any nominee for director should become unavailable, which event the Board of Directors does not anticipate, it is intended that votes will be cast pursuant to the enclosed Proxy for such substitute nominee as may be nominated by the Board of Directors, unless otherwise indicated by the Stockholder on the Proxy.

     The Board has established a Compensation Committee, presently consisting of Mr. Schroeder and Mr. Eisenberg, which administers the Company's stock option plans and reviews employee compensation and benefits. The Compensation Committee met two times during the fiscal year ended October 31, 1996.

     The Board also established an Audit Committee, presently consisting of Mr. Schroeder and Mr. Eisenberg. The Audit Committee meets with the Company's officers and the independent auditors to review the Company's annual audit and financial statements. The Audit Committee met one time during the fiscal year ended October 31, 1996.

     The Board has not established a separate nominating committee, as nominations are considered and made by the Board as a whole. The Board will consider nominees for the Board of Directors recommended by Stockholders. Stockholders desiring to make such recommendations should write directly to the Board at the Company's executive offices at 2600 Miller Creek Road, Traverse City, Michigan 49684.

     The Board of Directors met six times during the fiscal year ended October 31, 1996. During that fiscal year, each of the incumbent directors attended at least 75% of the aggregate of (1) the total number of meetings of the Board of Directors held during the period for which he has been a director and (2) the total number of meetings held by all Committees of the Board on which he served during the period that he served.



Information Concerning Directors and Nominees for Director

     The Board of Directors presently consists of Gary T. Gaisser, Julian C. Schroeder and Elliot G. Eisenberg. The Board has nominated each of these persons to serve on the Board for a term of one year or until their successors are elected and shall qualify.

     The following information is furnished with respect to the nominees for Directors of the Company:



Management            Age   Position(s) with the Company
-----------           ---   ----------------------------

Gary T. Gaisser       45    Director, President and Chief Executive Officer
Julian C. Schroeder   49    Director
Elliot G. Eisenberg   48    Director

     Gary T. Gaisser has served as President and Chief Executive Officer of the Company since January 1995. Prior to that, he was President of Olmsted Engineering Co. ("Olmsted"), now a wholly-owned subsidiary of the Company. Mr. Gaisser had been with Olmsted since 1988.

     Julian C. Schroeder has served as a director of the Company since August 1994. He has served with BDS Securities, L.L.C. (a registered broker-dealer) and its predecessor, BDS Securities Corporation, since 1989 and since 1995 has served as its President. Mr. Schroeder is also a director of Optical Coating Laboratories, a manufacturer of thin-film products.

     Elliot G. Eisenberg has served as a director of the Company since May 1996. He is currently Managing Director of Dabney/Resnick/Imperial, L.L.C. (a registered broker-dealer). From 1989 to November 1996 he served as Vice President of BDS Securities, L.L.C. (a registered broker-dealer) and its predecessor, BDS Securities Corporation.


     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE ELECTION OF GARY T. GAISSER, JULIAN C. SCHROEDER, AND ELLIOT G. EISENBERG.

     There is no family relationship between any officers or directors nor are there any understandings among any officers or directors and any other person(s) pursuant to which any such officer or director was or is to be selected as such.


                             EXECUTIVE COMPENSATION

The following table sets forth the annual compensation paid to the Chief Executive Officer of the Company during the fiscal years ended October 31, 1996 and 1995. There were no other executive officers of the Company who received combined salary and bonuses for the fiscal year ended
October 31, 1996 equaling or exceeding $100,000.

SUMMARY COMPENSATION TABLE

                                                                                 Long Term
                                                 Annual Compensation             Compensation
                                                 -------------------             ------------
Name & Principal Position           Fiscal Year   Salary    Bonus      Other    Option Awards
---------------------------------------------------------------------------------------------
Gary T. Gaisser                        1996       $78,000   $  -      $400 (1)    1,000,000
President, Chief Executive Officer     1995        52,000      -          -             -
  and Director                         1994          -         -          -             -
--------------------------

(1) Represents compensation received during fiscal 1996 for meetings of the Board of Directors at the rate of $100 per meeting.
                                        5

Options

     The only options granted during the year were options to purchase 1,000,000 shares, granted to Mr. Gaisser, exercisable at $.375 a share, the fair value of the stock at grant date. These were the only employee stock options outstanding at October 31, 1996. Twenty-five percent of these options became exercisable on December 4, 1996, and an additional twenty-five percent become exercisable on each subsequent anniversary thereof. The options expire on June 4, 2001. No options have been exercised by Mr. Gaisser. These options had an estimated value of $468,750 at October 31, 1996. No options were exercised during fiscal 1996 by any Executive Officers.

Employment Agreement

     As of July 1, 1996, the Company and Mr. Gaisser entered into an Employment Agreement for a term of six years. Mr. Gaisser is employed at a base salary of $130,000 per year and will receive a 10% annual increase during the term of the Employment Agreement. Mr. Gaisser is entitled to such further increases as shall be determined by the Board of Directors, and is entitled to participate in other compensation and benefit plans of the Company.

     This Employment Agreement may be terminated by the Company for "just cause," which is defined as "willful misconduct, embezzlement, conviction of a felony, habitual drunkenness or excessive absenteeism not related to illness." The Employment Agreement provides that if Mr. Gaisser is not elected or appointed as President and Chief Executive Officer or as a member of the Board of Directors, is removed from any such office, the ownership and control of the Company changes, or if the principal place of the business is changed to a location more than 20 miles from Traverse City, Michigan without Mr. Gaisser's consent, then Mr. Gaisser may give notice of termination, effective at the end of the month in which notice is given. In addition, if Mr. Gaisser concludes that because of changes in the composition in the Board of Directors or material changes in its policies because of other events or occurrences of material fact, he feels he can no longer properly and effectively discharge his responsibilities, then Mr. Gaisser may resign from his position upon the giving of sixty (60) days prior written notice. In each case, such resignation shall be deemed constructive termination of Mr. Gaisser's employment by the Company, and Mr. Gaisser shall be entitled to payment of the remaining amounts payable to him under the Employment Agreement without any requirement of mitigation of damages.

     Except in the event of constructive termination, Mr. Gaisser has agreed that during the term of the Employment Agreement and for two years thereafter, he is not to compete with the Company. Upon any termination, Mr. Gaisser has agreed not to disclose the Company's confidential information or to solicit any employee of the Company for a two-year period.


Compensation of Directors

     Each Director of the Company receives a basic fee of 15,000 shares of the Company's Common Stock annually for service on the Board, plus a $100 per meeting attendance fee. The Company has no other standard or other arrangement whereby Directors are compensated for their services to the Company. The Company's by-laws provide that Directors may be compensated as the Board of Directors may from time to time determine, and be reimbursed for the reasonable expenses incurred in connection with the performance of their duties. All Directors receive $100 for attending each committee meeting of the Board when such meeting is held on a date other than the date of a Board meeting.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     On August 26, 1996, Olmsted was acquired by the Company in exchange for 6,379,889 shares of the Company's Common Stock and cash of $65,000. Pursuant to the acquisition, Gary T. Gaisser, the President, Chief Executive Officer and a Director of the Company, and the controlling stockholder of Olmsted, received 5,705,123 shares of the Company's Common Stock in exchange for his ownership interest in Olmsted.

     Olmsted had been the principal consultant to the Company in relation to the IR Tracking System. On April 20, 1995, the Company entered into a Consulting Agreement with Olmsted. The Agreement was for a one-year period from April 20, 1995 to April 20, 1996. Effective November 1, 1995, the Agreement was amended. Under the Agreement and until the consummation of the acquisition, Olmsted received an annual fee of $144,000 payable monthly as well as a fee at an hourly rate for man-hours in excess of a fixed number of hours each month.

     As of August 26, 1996, the Company completed a private placement of 11,335,000 shares of its Common Stock at $.50 per share. Julian C. Schroeder is the President of BDS Securities, L.L.C., the placement agent for this private placement. At that time, Elliot G. Eisenberg was Vice President of BDS Securities, L.L.C. In connection with this private placement, BDS Securities, L.L.C. received a placement fee of $396,725 together with five-year warrants to purchase 396,725 shares of the Company's Common Stock at $.50 per share.

     As of September 29, 1995, the Company completed a private placement for 14,674,917 shares of its Common Stock at $.20 per share. Julian C. Schroeder is the President of BDS Securities, L.L.C., the placement agent for this private placement. At that time, Elliot G. Eisenberg was Vice President of BDS Securities, L.L.C. In connection with this private placement, BDS Securities, L.L.C. received a placement fee of $205,449 together with five-year warrants to purchase 1,027,244 shares of the Company's Common Stock at $.20 per share.

     In December 1996, the Company moved its principal operating facilities to a building that is owned by Traverse Software Investment, LLC ("TSI"), a limited liability company controlled by Gary T. Gaisser, the President and Chief Executive Officer of the Company. Versus and Olmsted are obligated under two separate five-year lease agreements, which require aggregate total annual rents of $111,000, increasing 4% annually after the first year.


               COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

     Based solely upon a review of Forms 3 and 4 furnished to the Company pursuant to Rule 16a-3(e) and written statements from directors and executive officers that no report on Form 5 is due, no reporting person failed to file reports required under Section 16(a) of the Securities and Exchange Act of 1934 with respect to the Company's securities, except that Mr. Tenarvitz was late in filing his initial report on Form 3, Mr. Schroeder was late in filing Form 4 to report a private sale of common stock and Ms. Boyer was late in filing Form 5 to report the grant of incentive shares.


                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

    The Board of Directors has selected BDO Seidman, LLP as the independent certified public accountants to the Company for the fiscal year ending October 31, 1997. The Company has been informed that neither BDO Seidman, LLP, nor any of its partners, has any direct financial interest or any material indirect financial interest in the Company or its subsidiary, nor has any of its partners acted in the capacity of promoter, underwriter, voting trustee, director, officer or employee of the Company.

     The Company has been advised by BDO Seidman, LLP that representatives of that firm are expected to be present at the Annual Meeting of Stockholders. These representatives will have the opportunity to make a statement, if they so desire, and will also be available to respond to appropriate questions from stockholders.

                CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON
                      ACCOUNTING AND FINANCIAL DISCLOSURE

     Effective October 24, 1996, the Audit Committee of the Board of Directors of the Company approved the dismissal of its certifying accountants, KPMG Peat Marwick LLP. On that date, it engaged BDO Seidman, LLP to act as the Company's certifying accountants.

     KPMG Peat Marwick LLP's reports on the Company's financial statements for the years ended October 31, 1995 and 1994 included explanatory paragraphs with respect to the Company's recurring losses from operations that raised doubt about its ability to continue as a going concern.

     During the Company's 1994 and 1995 fiscal years and the subsequent interim period to October 24, 1996, there were no disagreements between the Company and KPMG Peat Marwick LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG Peat Marwick LLP, would have caused it to make reference to the subject matter of the disagreements in connection with its reports.

     KPMG Peat Marwick LLP's letter addressed to the SEC relating to the above has been filed with the SEC as Exhibit 16 to Form 8-K filed as of October 31, 1996. In that letter, KPMG Peat Marwick LLP stated that it agreed with the above statements.

     During the Company's 1994 and 1995 fiscal years and the subsequent interim period to October 24, 1996, the Company did not consult with BDO Seidman, LLP regarding any of the matters or events set forth in Item 304 (a)
(2) (i) and (ii) of Regulation S-B.

                                 OTHER MATTERS

     The Board of Directors is not aware at present of any other matters which will or may come before the Annual Meeting of Stockholders and which will require a vote of the Stockholders. However, if any additional matters are properly presented at the meeting, it is the intention of the persons named in the accompanying proxy to vote in accordance with their judgment on such matters.

                   DEADLINE FOR FILING STOCKHOLDER PROPOSALS
                          FOR THE 1998 ANNUAL MEETING

     The date by which proposals of Stockholders intended to be presented at the Company's 1998 Annual Meeting (and in the Proxy Statement and Proxy relating to that meeting) must be presented to the Company is December 8, 1997.

                                  By Order of the Board of Directors
                                  Andrea Beadle, Secretary

                     VERSUS TECHNOLOGY, INC.

                       2600 Miller Creek Road
                  Traverse City, Michigan  49684


PROXY SOLICITED ON BEHALF OF THE COMPANY'S BOARD OF DIRECTORS

The undersigned hereby appoints and constitutes Gary T. Gaisser and Julian C. Schroeder and each of them, attorneys and proxies for the undersigned, with full power of substitution to vote as if the undersigned were personally present at the Annual Meeting of the Stockholders of Versus Technology, Inc. (the "Company") to be held at the corporate headquarters of the Company, 2600 Miller Creek Road, Traverse City, Michigan 49684, on Friday, May 9, 1997 at 10 o'clock A.M., Eastern Daylight Time, and at all adjournments thereof, the shares of stock of said Company registered in the name of the undersigned. The undersigned instructs all such proxies to vote such shares as follows upon the following matters, which are described more fully in the accompanying proxy statement:

              (continued, and to be signed, on the other side)


                       (see other side)

I authorize and instruct my Proxy to:

1. [ ] VOTE FOR all nominees for the Company's Board of Directors listed below; except that I WITHHOLD AUTHORITY for the following nominees (if any) ________________________________
     _____________________________________________________________

     Gary T. Gaisser   Julian C. Schroeder    Elliot G. Eisenberg

     [ ] VOTE WITHHELD from all nominees.

2. In their discretion, to vote upon such other business as may properly come before the meeting and all adjournments thereof.



This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1.

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                   ______________________________________
Signature

                                   ____________________________________
Signature if held jointly

                                   Dated_____________________, 1997

                                   PLEASE MARK, SIGN, DATE AND
                                   RETURN THE PROXY CARD PROMPTLY
                                   USING THE ENCLOSED ENVELOPE.